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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 5, 2003


                              CENTRAL BANCORP, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


       MASSACHUSETTS                 0-25251                     04-3447594
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(State Or Other Jurisdiction       (Commission                  (IRS Employer
Of Incorporation)                  File Number)              Identification No.)



        399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS         02144
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        (Address Of Principal Executive Offices)             (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name Or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
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     Central Bancorp,  Inc. issued a press release today announcing that it will record a provision in the fourth quarter of the fiscal year ending March 31, 2003 of approximately $850,000, representing an estimate of the additional state tax liability, including interest (net of any federal or state tax deduction associated with such taxes and interest), relating to a newly enacted state law disallowing the deduction for dividends received by Central Co-operative Bank from its real estate investment trust subsidiary for the 2000 through 2003 fiscal years, thus reducing earnings for the fourth quarter of fiscal year 2003 by that amount.

     For additional information, reference is made to the Registrant's Press Release, dated March 7, 2003 which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following is a list of exhibits  filed with this Current Report on Form
8-K.

  Exhibit No.              Description
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    99.1                   Press Release, dated March 7, 2003
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     CENTRAL BANCORP, INC.



Date:  March 7, 2003                 By: /s/ John D. Doherty
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                                         John D. Doherty
                                         Chairman, President and Chief Executive
                                         Officer